EXHIBIT 10.30H












                       PIONEER NATURAL RESOURCES USA, INC.

                            401(k) AND MATCHING PLAN

             (Amended and Restated Effective as of January 1, 2002)
              ----------------------------------------------------

                       PIONEER NATURAL RESOURCES USA, INC.
                            401(k) AND MATCHING PLAN

             (Amended and Restated Effective as of January 1, 2002)
              ----------------------------------------------------


                                TABLE OF CONTENTS

                                                                           Page

PREAMBLE      .............................................................  1

ARTICLE I.    DEFINITIONS AND CONSTRUCTION.................................  1
              Section 1.1   Definitions  ..................................  1
              Section 1.2   Construction ..................................  9

ARTICLE II.   ELIGIBILITY AND PARTICIPATION................................  9
              Section 2.1   Eligibility  ..................................  9
              Section 2.2   Participation..................................  9

ARTICLE III.  CONTRIBUTIONS, LIMITATIONS AND FORFEITURES................... 10
              Section 3.1   Pre-Tax and Pre-Tax Bonus Contributions........ 10
              Section 3.2   Matching Contributions......................... 11
              Section 3.3   Catch-Up Contributions......................... 11
              Section 3.4   After-Tax Contributions........................ 12
              Section 3.5   Payment of Contributions....................... 12
              Section 3.6   Return of Employer Contributions............... 12
              Section 3.7   Nondiscrimination Testing...................... 13
              Section 3.8   Application of Forfeitures..................... 17
              Section 3.9   Rollover Contributions......................... 17

ARTICLE IV.   TRUST FUND................................................... 18
              Section 4.1   Trust and Trustee.............................. 18
              Section 4.2   Trust Investment Options....................... 18
              Section 4.3   Valuation and Adjustment of Accounts........... 19

ARTICLE V.    VESTING...................................................... 19
              Section 5.1   Fully Vested Accounts.......................... 19
              Section 5.2   Vesting of Employer Account.................... 19
              Section 5.3   Special Vesting Provisions..................... 20

ARTICLE VI.   VALUATIONS, DISTRIBUTIONS.................................... 21
              Section 6.1   Time of Distribution........................... 21
              Section 6.2   Distribution of Retirement and Disability
                            Benefits....................................... 22



                                         (i)

              Section 6.3   Distribution of Death Benefit.................. 24
              Section 6.4   Distribution of Separation from
                            Employment Benefit............................. 25
              Section 6.5   Forfeitures  .................................. 26
              Section 6.6   In-Service Withdrawals......................... 28
              Section 6.7   Distributions to Minors and Persons Under
                            Legal Disability............................... 29
              Section 6.8   Benefits Payable to Missing Participant or
                            Beneficiary.................................... 29
              Section 6.9   Plan Loans   .................................. 30
              Section 6.10  Qualified Domestic Relations Orders............ 30
              Section 6.11  Transfer of Eligible Rollover Distribution..... 31

ARTICLE VII.  PLAN ADMINISTRATION.......................................... 32
              Section 7.1   401(k) and Matching Plan Committee............. 32
              Section 7.2   Powers, Duties and Liabilities of
                            the Committee.................................. 33
              Section 7.3   Rules, Records and Reports..................... 33
              Section 7.4   Administration Expenses and Taxes.............. 33

ARTICLE VIII. AMENDMENT AND TERMINATION.................................... 34
              Section 8.1   Amendment    .................................. 34
              Section 8.2   Termination  .................................. 34
              Section 8.3   Benefit Plan Design Committee.................. 34

ARTICLE IX.   TOP-HEAVY PROVISIONS......................................... 35
              Section 9.1   Top-Heavy Definitions.......................... 35
              Section 9.2   Minimum Contribution Requirement............... 36
              Section 9.3   Minimum Vesting Schedule....................... 36

ARTICLE X.    MISCELLANEOUS GENERAL PROVISIONS............................. 37
              Section 10.1  Spendthrift Provision.......................... 37
              Section 10.2  Claims Procedure............................... 37
              Section 10.3  Maximum Contribution Limitation................ 37
              Section 10.4  Employment Noncontractual...................... 38
              Section 10.5  Limitations on Responsibility.................. 38
              Section 10.6  Merger or Consolidation........................ 38
              Section 10.7  Applicable Law................................. 39
              Section 10.8  USERRA Compliance.............................. 39


                                      (ii)

                       PIONEER NATURAL RESOURCES USA, INC.
                            401(k) AND MATCHING PLAN

             (Amended and Restated Effective as of January 1, 2002)
              ----------------------------------------------------

         THIS 401(k) AND MATCHING PLAN, a profit sharing plan, made and executed by PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation (the "Company"),

                          W I T N E S S E T H T H A T :

         WHEREAS, the Company has heretofore maintained for the benefit of its employees a qualified profit sharing plan known as the Pioneer Natural Resources USA, Inc. 401(k) Plan and a qualified money purchase pension plan known as the Pioneer Natural Resources USA, Inc. Matching Plan; and

         WHEREAS, effective as of 12:01 a.m. on January 1, 2002, the Company merged the Pioneer Natural Resources USA, Inc. Matching Plan with and into the Pioneer Natural Resources, Inc. 401(k) Plan; and

         WHEREAS, the Company now desires to restate the Pioneer Natural Resources USA, Inc. 401(k) Plan to accommodate such merger, change the plan name, update the plan for tax compliance, incorporate prior amendments and make certain other changes;

         NOW, THEREFORE, in consideration of the premises and pursuant to the authority reserved thereunder, the Pioneer Natural Resources USA, Inc. 401(k) Plan is hereby amended by restatement in its entirety, effective as of January 1, 2002, as the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan to read as follows:


                                   ARTICLE I.

                          DEFINITIONS AND CONSTRUCTION

         Section  1.1   Definitions.    Unless  the  context  clearly  indicates
otherwise, when used in this Plan:

                 (a) "Account" means a Participant's After-Tax Account, Employer Employer Account, Matching Plan Account, Mesa After-Tax Account, Mesa Premium Account, Mesa Profit-Sharing Account, Pre-Tax Account, Prior Plan Employer Account, Prior Plan Pre-Tax Account and/or Rollover Account, as the context requires. The Committee may establish and maintain separate subaccounts within a Participant's Accounts if it deems such to be necessary for the proper administration of the Plan.

                 (b) "Affiliated Company" means any corporation or organization, other than an Employer, which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) or of an affiliated service group (within the meaning of Section 414(m) of the Code) with respect to which an Employer is also a member, and any other incorporated or unincorporated trade or business which along with an Employer is under common control (within the meaning of the regulations from time to time promulgated by the Secretary of the Treasury pursuant to Section 414(c) of the Code); provided, however, that for the purposes of Section 10.3 of the Plan, Section 414(b) and
         (c) of the Code shall be applied as modified by Section 415(h) of the Code.

                 (c) "After-Tax Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to After-Tax Contributions made to this Plan.

                 (d) "After-Tax Contribution" means a contribution made by a Participant to this Plan pursuant to Section 3.4.

                 (e) "Basic Compensation" means the sum of (i) the base salary or wages and any overtime payable by an Employer to an Employee for personal services rendered to the Employer but excluding any amount payable pursuant to an Employer's salary continuation program, (ii) any contributions made by an Employer on behalf of the Employee to a qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code) maintained by such Employer, including any Catch-Up Contributions and Total Pre-Tax Contributions made by an Employer to this Plan on behalf of such Employee, (iii) any compensation reduction amounts elected by such Employee for the purchase of benefits pursuant to a cafeteria plan (within the meaning of Section 125(d) of the Code) maintained by an Employer, and (iv) any elective amounts that are not includible in the gross income of an Employee by reason of Section 132(f)(4) of the Code; provided, however, that the Basic Compensation of an Employee taken into account under the Plan for any Plan Year shall not exceed $200,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 401(a)(17)(B) of the Code).

                 (f) "Catch-Up Contribution" means a pre-tax contribution made by an Employer on behalf of a Participant pursuant to Section 3.3.

                 (g) "Code" means the Internal Revenue Code of 1986, as amended.

                 (h) "Committee" means the 401(k) and Matching Plan Committee appointed by the Board of Directors of the Company to administer the Plan.

                 (i) "Company" means Pioneer Natural Resources USA, Inc., a Delaware corporation, and any successor thereto.

                 (j) "Compensation" means the sum of (i) wages within the meaning of Section 3401(a) of the Code and all other payments of remuneration to an Employee by an Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code),
         (ii) any contributions made by an Employer on behalf of the Employee to a qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code) maintained by such Employer, including any Catch-Up Contributions and Total Pre-Tax Contributions made by an Employer to this Plan on behalf of such Employee, (iii) any compensation reduction amounts elected by such Employee for the purchase of benefits pursuant to a cafeteria plan (within the meaning of Section 125(d) of the Code) maintained by an Employer, and (iv) any elective amounts that are not includible in the gross income of an Employee by reason of Section 132(f)(4) of the Code; provided, however, that except for purposes of determining whether an Employee is a Highly Compensated Employee or a Key Employee (within the meaning of Section 9.1(c)), the Compensation of an Employee taken into account under the Plan for any Plan Year shall not exceed $200,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 401(a)(17)(B) of the Code).

                 (k) "Covered Employee" means any Employee other than an individual who is (i) a member of a collective bargaining unit with which an Employer negotiates and with respect to whom no coverage under this Plan has been provided by collective bargaining agreement, (ii) a nonresident alien with respect to the United States who receives no earned income from an Employer which constitutes income from sources within the United States, (iii) a temporary or seasonal Employee as determined in accordance with the Employer's normal personnel policies,
         (iv) not treated by an Employer at the time of the performance of services as an employee for federal tax purposes, regardless of any subsequent reclassification by an Employer, any governmental agency or account, or (v) treated as a leased employee by an Employer.

                 (l)  "Employee" means any individual employed by an Employer.

                 (m) "Employer" shall include the Company and a ny other incorporated or unincorporated trade or business which may subsequently adopt this Plan with the consent of the Board of Directors of the Company.

                 (n) "Employer Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to (i) any amounts credited to his or her Employer Account under the Superseded Plan as in effect on December 31, 2001, and (ii) any Matching Contributions made to the Plan for the Participant on or after January 1, 2002.

                 (o) "Employment Date" means the date an Employee first performs an Hour of Service.

                 (p) "Highly Compensated Employee" means for a Plan Year:

                           (1) any Employee who  during such Plan Year or during
                  the preceding Plan Year was at any time a 5-percent owner (as defined in Section 416(i)(1) of the Code) of an Employer or Affiliated Company; or

                           (2) any Employee  who during the  preceding Plan Year
                  received Compensation greater than $80,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 414(q)(1) of the Code) and who is in the group consisting of the top 20% (when ranked on the basis of Compensation received during such preceding year) of all Employees, except those excluded pursuant to Section 414(q)(5) of the Code.

         Solely for purposes of this definition, (i) an employee of an Affiliated Company shall be deemed to be an Employee, (ii) compensation received from an Affiliated Company shall be deemed to be Compensation, and (iii) a nonresident alien who receives no earned income from an Employer or Affiliated Company which constitutes income from sources within the United States shall not be considered an Employee.

                 (q) "Hour of Service" means an hour for which an Employee is directly or indirectly compensated or entitled to compensation (including back pay, regardless of mitigation of damages) by an Employer for the performance of duties for an Employer or for reasons (such as vacation, sickness or disability) other than the performance of duties for an Employer. An Employee will be credited with eight Hours of Service per day for any customary work period during which such Employee is on leave of absence authorized by his or her Employer. Leaves of absence shall be granted by an Employer to its Employees on a uniform, nondiscriminatory basis. In no event shall more than 501 Hours of Service be credited on account of any single continuous period during which the individual performs no duties. An Employee's Hours of Service shall be credited to the appropriate Plan Years or eligibility computation period determined in accordance with the provisions of
         Section 2530.200b-2(b) and (c) of the Department of Labor Regulations, which are incorporated herein by this reference. In determining Hours of Service for the purposes of this Plan, periods of employment by an Affiliated Company and services performed as a leased employee (within the meaning of Section 414(n) of the Code) of an Employer or Affiliated Company shall be deemed to be periods of employment by an Employer.

                 (r) "Investment Fund" means any fund authorized for the investment of Trust assets pursuant to Section 4.2.

                 (s) "Matching Contribution" means a contribution made by an Employer to the Plan for a Participant pursuant to Section 3.2.

                 (t) "Matching Plan Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to matching contributions made for such Participant pursuant to the provisions of the Matching Plan as in effect on December 31, 2001.

                 (u) "Matching Plan" means the Pioneer Natural Resources USA, Inc. Matching Plan, as in effect from time to time prior to January 1, 2002.

                 (v) "Mesa After-Tax Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to his or her accrued benefit derived from after-tax contributions to the Mesa Profit-Sharing Plan as in effect on September 30, 1997.

                 (w) "Mesa Premium Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to Employer contributions made for such Participant pursuant to the provisions of the Mesa Premium Plan as in effect on September 30, 1997.

                 (x) "Mesa Premium Plan" means the Mesa Employees Premium Plan and Trust Agreement as in effect from time to time prior to October 1, 1997.

                 (y) "Mesa Profit-Sharing Account" means the account established and maintained under this Plan by the Committee to record a
         Participant's interest under this Plan attributable to his or her accrued benefit derived from employer contributions to the Mesa Profit-Sharing Plan as in effect on September 30, 1997.

                 (z) "Mesa Profit-Sharing Plan" means the Mesa Profit-Sharing Plan and Trust Agreement as in effect from time to time prior to October 1, 1997.

                 (aa) "Non-Highly Compensated Employee" means for a Plan Year any Employee who is not a Highly Compensated Employee for such Plan Year.

                 (bb) The "Normal Retirement Date" of a Participant means the day such Participant attains the age of 65 years.

                 (cc) "One Year Break in Service" means a 12-consecutive-month Period of Severance during which an Employee fails to complete a single Hour of Service.

                 (dd) "Participant" means any individual who was a participant in either the Superseded Plan or the Matching Plan or who has elected to participate in this Plan pursuant to Section 2.2, and whose Vested Interest under this Plan has not been fully distributed.

                 (ee) "Period of Service" means, for purposes of determining a Participant's Vested Interest in his or her Employer Account, the sum, rounded downward to the nearest whole year, of each period of time commencing with an Employee's Employment Date or Reemployment Date and ending on the first date thereafter a Period of Severance begins (except as provided in subsection (ff) of this Section in the case of an Employee's maternity or paternity leave of absence). Included in such sum to be credited to an Employee shall be each period of time during which the Employee is on an authorized leave of absence for reasons of vacation, sickness, layoff or another occasion designated and applied by an Employer or Affiliated Company on a nondiscriminatory basis, but in no event exceeding one year in length. A Period of Service also includes any Period of Severance of less than 12 consecutive months. If an Employee who has no vested right to any amount credited to his or her Employer Account or Matching Plan Account incurs a One Year Break in Service, such Employee shall forfeit his or her prior Period of Service unless he or she completes an additional one-year Period of Service before the number of his or her consecutive One Year Breaks in Service equals five. Solely for the purpose of determining the Period of Service completed by a Covered Employee who was in the employ of Colorado Interstate Gas Company on May 1, 2001, periods of employment by Colorado Interstate Gas Company or a subsidiary thereof prior to May 1, 2001, shall be considered to be periods of employment by an Employer.

                  Any provision of this Plan to the contrary notwithstanding, if a Participant participated in the Superseded Plan prior to October 1, 1997, the Period of Service completed by such Participant prior to January 1, 1998, shall be (i) such Participant's years of Vesting Service determined under the Retirement Savings Plan for Employees of Parker & Parsley as of June 27, 1996, (ii) plus one year for the Plan Year ending December 31, 1996, if during such Plan Year such Participant completed a Year of Service under the Retirement Savings Plan for Employees of Parker & Parsley as in effect at the end of such year, (iii) plus one year for the Plan Year ending December 31, 1997, if such Participant either (A) completed a year of Vesting Service as of September 30, 1997, under the Superseded Plan as in effect on such date or (B) completed a one-year Period of Service under the foregoing provisions of this definition during the entire such Plan Year. For purposes of clause (ii) of the preceding sentence, a Participant shall be credited with a number of Hours of Service applying the monthly equivalency method set forth in Labor Reg. ss. 2530.200b-3(e)(1)(iv) to any fractional part of a year credited to such Participant as of June 28, 1996.

                 (ff) "Period of Severance" means a period of time commencing with the date an Employee ceases to be employed by an Employer or Affiliated Company for reasons of Retirement, Permanent Disability, death, being discharged, or voluntarily ceasing employment, or with the first anniversary of the date of his or her absence for any other reason, and ending with the date such Employee resumes employment with an Employer or Affiliated Company; provided, however, that solely for purposes of determining whether an Employee incurs a One Year Break in Service, the Period of Severance of an Employee who is absent from work due to the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by such Employee, or caring for such child for a period beginning immediately following such birth or placement shall not commence until the second anniversary of the first date of such absence and the period between the first and second anniversaries of the first date of such absence shall be considered neither a Period of Service nor a Period of Severance.

                 (gg) "Permanent Disability" means the total and permanent incapacity of a Participant to perform the usual duties of his or her employment with an Employer or Affiliated Company as determined by the Committee. Such incapacity shall be deemed to exist when certified by a physician acceptable to the Committee.

                 (hh) "Pioneer Stock" means the common stock of Pioneer Natural Resources Company, a Delaware corporation, and any successor thereto.

                 (ii) "Plan" means this Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan (Amended and Restated Effective as of January 1, 2002), as in effect from time to time.

                 (jj) "Plan Year" means the calendar year.

                 (kk) "Pre-Tax Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to (i) Pre-Tax Contributions and Pre-Tax Bonus Contributions made by an Employer on behalf of such Participant and (ii) any amounts credited to his or her Employee Pre-Tax Contribution Account under the Superseded Plan as in effect on September 30, 1997.

                 (ll) "Pre-Tax Bonus Contribution" means a contribution made by an Employer to this Plan on behalf of a Participant pursuant to Section 3.1(b).

                 (mm) "Pre-Tax Contribution" means a contribution made by an Employer to this Plan on behalf of a Participant pursuant to Section 3.1(a).

                 (nn) "Prior Plan Employer Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to any amounts credited to his or her BOUSA Employer Matching Contribution Account under the Retirement Savings Plan for Employees of Parker & Parsley as in effect on June 27, 1996.

                 (oo) "Prior Plan Pre-Tax Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to any amounts credited to his or her Plan A Salary Deferral Contribution Account or his or her BOUSA Plan Salary Deferral Contribution Account under the Retirement Savings Plan for Employees of Parker & Parsley as in effect on June 27, 1996.

                 (pp) "Qualified Joint and Survivor Annuity" means an annuity which is payable for the life of the Participant with a survivor annuity payable for the life of his or her spouse equal to 50% of the amount of the annuity payable during the life of the Participant; provided, however, that in the case of a Participant who is not married, a Qualified Joint and Survivor Annuity means an annuity which is payable for the life of the Participant. "Alternate Qualified Joint and Survivor Annuity" means an annuity which is payable for the life of the Participant with a survivor annuity payable for the life of his or her spouse equal to 75% or 100% of the amount of the annuity payable during the life of the Participant.

                 (qq)  "Qualified  Preretirement  Survivor  Annuity"   means  an
         annuity which is payable for the life of the Participant's surviving spouse.

                 (rr) "Reemployment Date" means the date an Employee first performs an Hour of Service following a Period of Severance.

                 (ss) "Retirement" means the termination of a Participant's employment with an Employer or Affiliated Company on or after his or her Normal Retirement Date for any reason other than death or transfer to the employment of another Employer or Affiliated Company.

                 (tt) "Rollover Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to (i) Rollover Property contributed by such Participant to this Plan pursuant to Section 3.9,
         (ii) any amounts credited to his or her Rollover Contribution Account under the Superseded Plan as in effect on September 30, 1997, and (iii) any amounts credited to his or her Rollover Account under the Mesa Profit-Sharing Plan as in effect on September 30, 1997.

                 (uu) "Rollover Property" means property the value of which would be excluded from the gross income of the transferor under Section 402(c), 403(a)(4) or 408(d)(3) of the Code if transferred to the Plan.

                 (vv) "Superseded Plan" means the Pioneer Natural Resources USA, Inc. 401(k) Plan, as in effect from time to time prior to January 1, 2002. Prior to August 7, 1997, the Superseded Plan was known as the Retirement Savings Plan for Employees of Parker & Parsley.

                 (ww) "Total Pre-Tax Contributions" means the sum of the Pre-Tax Contributions and Pre-Tax Bonus Contributions made on behalf of a Participant.

                 (xx)  "Trust"  means  the  trust  fund  established pursuant to
         Section 4.1.

                 (yy) "Trustee" means the individual or corporate trustee or trustees from time to time appointed and acting as trustee or trustees of the Trust established pursuant to the Plan.

                 (zz)  "Valuation Date" means each business day.

                 (aaa) The "Vested Interest" of a Participant means the then vested portion of the amount credited to the Accounts of such Participant at the particular point in time in question.

         Section 1.2 Construction. The titles to the Articles and the headings of the Sections in this Plan are placed herein for convenience of reference only and in case of any conflict the text of this instrument, rather than such titles or headings, shall control. Whenever a noun or pronoun is used in this Plan in plural form and there be only one person or entity within the scope of the word so used, or in singular form and there be more than one person or entity within the scope of the word so used, such noun or pronoun shall have a plural or singular meaning as appropriate under the circumstance.


                                   ARTICLE II.

                          ELIGIBILITY AND PARTICIPATION

         Section 2.1 Eligibility. Each participant in either the Superseded Plan or the Matching Plan on December 31, 2001, shall continue as a Participant in this Plan as of January 1, 2002. Each other Covered Employee shall be eligible to become a participant in this Plan on the first day of the first pay period in the calendar month next following his or her Employment Date. If a Participant ceases to be a Covered Employee, such Participant shall remain a Participant under this Plan but no contributions shall be made to the Plan on his or her behalf while he or she is not a Covered Employee.

         Section 2.2 Participation. Each Covered Employee who is eligible to participate in the Plan may elect, on a form prescribed by the Committee, to participate in this Plan on the first day of the first pay period in the calendar month following the filing of such election. Any Participant who ceases to be a Covered Employee shall thereupon cease to be eligible to participate in the Plan; provided, however, that if any such Participant is thereafter reemployed as a Covered Employee, he or she shall be eligible to elect to resume participating in the Plan as of the date of such reemployment.

                                  ARTICLE III.

                   CONTRIBUTIONS, LIMITATIONS AND FORFEITURES

         Section 3.1 Pre-Tax and Pre-Tax Bonus Contributions.

                  (a) Each Participant may elect to have his or her Employer make a Pre-Tax Contribution to the Plan on his or her behalf for each pay period in an amount equal to at least 2% and not in excess of 30%, of his or her Basic Compensation for that pay period. All such contributions shall be made by uniform payroll deductions pursuant to a compensation reduction agreement which authorizes the Employer to pay such contributions to the Trustee on behalf of the Participant.

                  (b) In addition, each Participant may elect to have his or her Employer make a Pre-Tax Bonus Contribution to the Plan on his or her behalf in an amount equal to at least 2% and not in excess of 30%, of the bonus payable to such Participant under the Employer's annual bonus program.

                  (c) The Committee shall establish and maintain for each Participant a Pre-Tax Account. All amounts attributable to Pre-Tax Contributions and Pre-Tax Bonus Contributions made by an Employer on behalf of such Participant pursuant to this Section 3.1 shall be credited to such Participant's Pre-Tax Account.

                  (d) A Participant may change the applicable percentage of such payroll (or bonus) deductions as of the first day of the first pay period of any calendar month, or at any time suspend his or her election to have Pre-Tax Contributions and/or Pre-Tax Bonus Contributions made to the Plan, provided that written notice of such change or suspension is delivered to the Committee within such reasonable period of time prior to the effective date thereof as the Committee may require.

                  (e) Any provision of this Plan to the contrary notwithstanding, the amount of Total Pre-Tax Contributions made to the Plan by an Employer on behalf of a Participant for a calendar year when added to the amount of any other elective deferrals within the meaning of Section 402(g)(3) of the Code made with respect to such Participant pursuant to any other plan, contract or arrangement of an Employer or Affiliated Company for such calendar year shall not exceed the dollar limitation contained in Section 402(g) of the Code in effect for such calendar year, except to the extent permitted under Section 3.3 of the Plan and Section 414(v) of the Code, if applicable. If the percentage of Total Pre-Tax Contributions elected by a Participant results in such contributions equaling the limitation imposed by Section 402(g) of the Code prior to the end of a calendar year, then such election by the Participant shall be deemed to be an election to make After-Tax Contributions to the Plan at the time such dollar limitation is exceeded unless otherwise elected by the Participant; provided, however, that to the extent permitted by Section 414(v) of the Code and the regulations thereunder, such election shall first be deemed to be an election to make Catch-Up Contributions to the Plan. In the event such contributions are not timely recharacterized and the limitation of this subsection (e) is exceeded with respect to a Participant for a Plan Year, then if such Participant notifies the Committee of the amount of Total Pre-Tax Contributions that exceeded such limitation within such reasonable period of time prior to the first April 15 following such year as the Committee may prescribe in its absolute discretion, the excess Total Pre-Tax Contributions (along with any income allocable thereto for such year, but not for the gap period following such year) shall be distributed to such Participant no later than such April 15. A Participant will be deemed to have so notified the Committee of excess elective deferrals for a calendar year if, and only to the extent, such excess arises on account of Total Pre-Tax Contributions made to this Plan and elective deferrals made to other plans maintained by an Employer or Affiliated Company for such calendar year. Any such excess deferrals distributed to a Participant shall be distributed first from any Pre-Tax Bonus Contributions and then, to the extent necessary, from Pre-Tax Contributions. The income allocable to any excess Total Pre-Tax Contributions for a Participant for a taxable year shall be determined by multiplying the amount of income allocable to such Participant's Pre-Tax Account for such year by a fraction, the numerator of which is the amount of excess Total Pre-Tax Contributions for such year and the denominator of which is the sum of the amount credited to such Participant's Pre-Tax Account as of the beginning of such year plus the amount of such Participant's Total Pre-Tax Contributions for such year. If any portion of a Pre-Tax Contribution is distributed or recharacterized pursuant to this subsection, any portion of a Matching Contribution (along with any income allocable thereto) made to this Plan for such Participant that matches the distributed or recharacterized Pre-Tax Contribution shall be forfeited.

                  (f) An Employer may amend or revoke any Participant's compensation reduction agreement at any time during a Plan Year if such amendment or revocation is deemed by such Employer to be necessary or appropriate to ensure that all applicable limitations, including those set forth in Sections 3.1(e), 3.7 and 10.3 are met for such year.

         Section 3.2 Matching Contributions. For each pay period an Employer shall make to the Plan for each Participant in its employ and allocate to such Participant's Employer Account a Matching Contribution equal to 200 percent of the Pre-Tax Contributions made by the Employer on such Participant's behalf during such pay period which are not in excess of five percent of such Participant's Basic Compensation for such pay period. The Committee shall establish and maintain an Employer Account for each Participant. All Matching Contributions made for a Participant pursuant to this Section shall be credited to such Participant's Employer Account.

         Section 3.3 Catch-Up Contributions. All Employees who are eligible to make Pre-Tax Contributions to this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make Catch-Up Contributions pursuant to a compensation reduction agreement and in accordance with, and subject to the limitations of, Section 414(v) of the Code and the regulations thereunder. Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such Catch-Up Contributions.

         Section 3.4 After-Tax Contributions.

                  (a) Each Participant may elect to make an After-Tax Contribution to the Plan for each pay period in an amount which, when combined with any Pre-Tax Contributions made to the Plan on behalf of such Participant for that pay period, shall not exceed 50% of the Compensation of such Participant during such pay period.

                  (b) The Committee shall establish and maintain for each Participant an After-Tax Account. All amounts attributable to After-Tax Contributions made by a Participant pursuant to this Section 3.4 shall be credited to such Participant's After-Tax Account.

                  (c) After-Tax Contributions may be made in whole or in part by uniform payroll deductions which the Participant shall in writing authorize his or her Employer to withhold and pay over to the Trustee. A Participant may change the applicable percentage of such payroll deductions as of the first day of the first pay period of any calendar month, or at any time suspend his or her election to have After-Tax Contributions made to the Plan, provided that written notice of such change or suspension is delivered to the Committee within such reasonable period of time prior to the effective date thereof as the Committee may require.

                  (d) At any time and from time to time during a Plan Year, the Company may limit the After-Tax Contributions made by a Participant or suspend the making of After-Tax Contributions if the Company, in its absolute discretion, deems such to be necessary or appropriate to ensure that all applicable limitations, including those set forth in Sections 3.7 and 10.3, are satisfied for such year.

         Section 3.5 Payment of Contributions. Pre-Tax Contributions, Catch-Up Contributions and After-Tax Contributions made to the Plan by an Employer for or on behalf of Participants for a pay period shall be paid to the Trustee in cash as soon as practicable after such pay period ends, but no later than the 15th business day after the end of the month in which such pay period ends. Pre-Tax Bonus Contributions made to the Plan on behalf of Participants shall be paid to the Trustee in cash as soon as practicable after the bonus payment is made, but no later than the 15th day of the month after the end of the month in which such bonus payment is made. Matching Contributions made to the Plan for a pay period shall be paid to the Trustee as soon as practicable, but no later than 30 days after the end of the month in which such pay period ends.

         Section 3.6 Return of Employer Contributions. Contributions made to this Plan are conditioned upon being currently deductible under Section 404 of the Code. Any provision of this Plan to the contrary notwithstanding, upon an Employer's request, any such contribution or portion thereof made to this Plan by such Employer which (i) was made under a mistake of fact which is subsequently discovered, or (ii) is disallowed as a deduction under Section 404 of the Code, shall be returned to such Employer to the extent not previously distributed to Participants or their beneficiaries; provided, however, that the amounts returnable to an Employer pursuant to this Section shall be reduced by any Trust losses allocable thereto and shall be returned to such Employer only if such return is made within one year after the mistaken payment of the contribution or the date of the disallowance of the deduction, as the case may be. Except as provided in this Section, no contribution made by an Employer pursuant to this Plan shall ever revert to or be recoverable by any Employer.

         Section 3.7  Nondiscrimination Testing.

                 (a) Any provision of this Plan to the contrary notwithstanding, if for any Plan Year the actual deferral percentage for the group of Highly Compensated Employees eligible to elect to have Pre-Tax Contributions or Pre-Tax Bonus Contributions made during such Plan Year fails to satisfy one of the following tests:

                           (1) the actual deferral  percentage for said group of
                  Highly Compensated Employees is not more than 1.25 times the actual deferral percentage for the preceding Plan Year for all Non-Highly Compensated Employees eligible during the preceding Plan Year to elect to have Pre-Tax Contributions or Pre-Tax Bonus Contributions made on their behalf, or

                           (2) the excess of the  actual deferral percentage for
                  said group of Highly Compensated Employees over the actual deferral percentage for the preceding Plan Year for all Non-Highly Compensated Employees eligible during the preceding Plan Year to elect to have Pre-Tax Contributions or Pre-Tax Bonus Contributions made on their behalf is not more than two percentage points, and the actual deferral percentage for said group of Highly Compensated Employees is not more than two times the actual deferral percentage for the preceding year for all Non-Highly Compensated Employees eligible during the preceding Plan Year to elect to have Pre-Tax Contributions or Pre-Tax Bonus Contributions made on their behalf, then the actual deferral percentage of Participants who are members of said group of Highly Compensated Employees shall be reduced by reducing the actual deferral percentages of the Highly Compensated Employees with the largest individual actual deferral percentages to the largest uniform actual deferral percentage (commencing with the Highly Compensated Employee with the largest actual deferral percentage and reducing his or her actual deferral percentage to the extent necessary to satisfy one of the above tests or to lower such actual deferral percentage to the actual deferral percentage of the Highly Compensated Employee with the next largest actual deferral percentage, and repeating this process as necessary) that permits the actual deferral percentage for said group of Highly Compensated Employees to satisfy one of said tests. For purposes of this subsection (a), the term "actual deferral percentage" for a specified group of Employees for a

         Plan Year means the average of the ratios (calculated separately for each Employee in such group and after any distributions to Highly Compensated Employees required to satisfy the limitation imposed by
         Section 402(g) of the Code) of (i) the aggregate amount of Total Pre-Tax Contributions made on behalf of each such Employee for that year, to (ii) the amount of such Employee's Compensation for that year or, in the Committee's discretion, only for such portion of that year during which the Employee was eligible to participate in the Plan. If two or more plans that include cash or deferred arrangements are considered as one plan for purposes of Section 401(a)(4) or 410(b) of the Code (other than for purposes of the average benefit percentage test), the cash or deferred arrangements included in such plans shall be treated as one arrangement for purposes of this subsection (a). If a Highly Compensated Employee is a participant in two or more cash or deferred arrangements of an Employer, then for purposes of determining the actual deferral ratio of such Employee, all such cash or deferred arrangements (other than those that may not be permissively aggregated) shall be treated as one cash or deferred arrangement.

                  (b) The aggregate amount of any Total Pre-Tax Contributions which may not be credited to Pre-Tax Accounts for a Plan Year because of the limitation contained in subsection (a) of this Section, calculated by adding together the dollar amount of excess contributions determined in subsection (a) of this Section for each affected Highly Compensated Employee, shall be distributed to Highly Compensated Employees (along with any income allocable to such excess contributions for such Plan Year, but not for the gap period following such Plan
         Year) no later than the last day of the Plan Year immediately following such year (and, if practicable, within 2 1/2 months after the end of such year). The amount of Total Pre-Tax Contributions to be distributed to a particular Highly Compensated Employee shall be determined on the basis of the amount of Total Pre-Tax Contributions made for each Highly Compensated Employee commencing with the Highly Compensated Employee with the largest amount of Total Pre-Tax Contributions for such Plan Year and reducing his or her Total Pre-Tax Contributions to the extent necessary to lower such amount to the amount of Total Pre-Tax Contributions of the Highly Compensated Employee with the next largest amount of Total Pre-Tax Contributions, and repeating this process as necessary to distribute such aggregate amount; provided, however, that the amount of Total Pre-Tax Contributions to be distributed shall first be reduced by any excess deferrals to be distributed pursuant to
         Section 402(g) of the Code. Any such excess contribution shall be distributed first from any Pre-Tax Contributions and then, to the extent necessary, from Pre-Tax Bonus Contributions. The income allocable to any such excess contributions for a Participant for a Plan Year shall be determined by multiplying the amount of income allocable to such Participant's Pre-Tax Account for such year by a fraction, the numerator of which is the amount of the excess contributions for such year and the denominator of which is the sum of the amount credited to such Participant's Pre-Tax Account as of the beginning of such year plus the amount of such Participant's Total Pre-Tax Contributions for such year. Any provision of this Plan to the contrary notwithstanding, Total Pre-Tax Contributions otherwise distributable pursuant to this subsection (b) to a Participant who is eligible to make Catch-Up

         Contributions to the Plan shall, to the extent permitted by Section 414(v) of the Code and the regulations thereunder, be treated as a Catch-Up Contribution. If any portion of a Pre-Tax Contribution made by an Employer on behalf of a Participant is distributed to such Participant or is treated as a Catch-Up Contribution pursuant to the foregoing provisions of this subsection (b), any portion of a Matching Contribution (along with any income allocable thereto) made for such Participant that matches the distributed Pre-Tax Contribution or recharacterized Catch-Up Contribution shall be forfeited.

                 (c) Any provision of this Plan to the contrary notwithstanding, if for any Plan Year the contribution percentage for the group of Highly Compensated Employees eligible to receive an allocation of Matching Contributions or to make After-Tax Contributions to the Plan for such Plan Year fails to satisfy one of the following tests:

                           (1) the contribution  percentage  for  said  group of
                  Highly Compensated Employees is not more than 1.25 times the contribution percentage for the preceding Plan Year for all Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions or make After-Tax Contributions, or

                           (2) the excess  of the  contribution  percentage  for
                  said group of Highly Compensated Employees over the contribution percentage for the preceding Plan Year for all Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions or make After-Tax Contributions is not more than two percentage points, and the contribution percentage for said group of Highly Compensated Employees is not more than two times the contribution percentage for the preceding Plan Year for all Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions or make After-Tax Contributions, then the contribution percentage of Participants who are members of said group of Highly Compensated Employees shall be reduced by reducing the contribution percentages of the Highly Compensated Employees with the largest individual contribution percentages to the largest uniform contribution percentage (commencing with the Highly Compensated Employee with the largest contribution percentage and reducing his or her contribution percentage to the extent necessary to satisfy one of the above tests or to lower such contribution percentage to the contribution percentage of the Highly Compensated Employee with the next largest contribution percentage, and repeating this process as necessary) that permits the contribution percentage for said group of Highly Compensated Employees to satisfy one of said tests. For purposes of this subsection (c), the term "contribution percentage" for a specified group of Employees for a Plan Year means the average of the ratios (calculated separately for each Employee in such group and after application of the reduction provisions of subsection (a) and the forfeiture provisions of subsection (b) of this Section) of (i) the aggregate amount of After-Tax Contributions and Matching Contributions made by or for such Employee (and, at the election of the Committee, the Total Pre-Tax Contributions made on behalf of such Employee) for that year, to (ii) the amount of such Employee's Compensation for that year or, in the Committee's discretion, only for such portion of that year during which the Employee was eligible to participate in the Plan. If two or more plans to which matching contributions or employee after-tax contributions are made are considered as one plan for purposes of Section 410(b) of the Code (other than for purposes of the average benefit percentage test), such plans shall be treated as one plan for purposes of determining the contribution percentages for this subsection (c). If a Highly Compensated Employee is a participant in two or more plans to which matching contributions or employee after-tax contributions are made, then for purposes of determining the contribution ratio of such Employee, all such plans (other than those that may not be permissively aggregated) shall be treated as one plan.

                  (d) The aggregate amount of any Matching Contributions and After-Tax Contributions which may not be credited to Participant's
         Accounts for a Plan Year because of the limitation contained in subsection (c) of this Section, calculated by adding together the dollar amount of excess aggregate contributions determined in subsection (c) of this Section for each affected Highly Compensated Employee, shall be forfeited if forfeitable, but if not forfeitable, distributed to such Highly Compensated Employees (along with any income allocable to such excess aggregate contributions for such Plan Year, but not for the gap period following such Plan Year) no later than the last day of the Plan Year immediately following such year (and, if practicable, within 2 1/2 months after the end of such year). The amount to be distributed to a particular Highly Compensated Employee shall be determined on the basis of the amount of Matching Contributions and After-Tax Contributions made by or for each such Highly Compensated Employee commencing with the Highly Compensated
         Employee with the largest amount of Matching Contributions and After-Tax Contributions for such Plan Year and reducing first his or her After-Tax Contributions and then, if necessary, Matching Contributions to the extent necessary to lower such total amount to the amount of Matching Contributions and After-Tax Contributions of the Highly Compensated Employee with the next largest amount of Matching Contributions and After-Tax Contributions, and repeating this process as necessary to distribute such aggregate amount. The income allocable to any such excess aggregate contributions for a Participant for a Plan Year shall be determined by multiplying the amount of income allocable to such Participant's Employer Account or After-Tax Account, whichever is applicable, for such year by a fraction, the numerator of which is the amount of the excess aggregate contributions for such year and the denominator of which is the sum of the amount credited to such Participant's Employer Account or After-Tax Account, whichever is applicable, as of the beginning of such year plus the amount of Matching Contributions or After-Tax Contributions, as applicable, made for such Participant for such year.

                  (e) Any provision of this Section to the contrary notwithstanding, the Company in its discretion may cause the provisions of subsections (a) and (c) of this Section to be satisifed without use of the corrective provisions set forth in subsections (b) and (d) of this Section by requiring each Employer to make a qualified non-elective contribution and/or a qualified matching contribution to the Plan to be allocated to the Pre-Tax Accounts (with respect to a contribution intended to be taken into account for purposes of determining the actual deferral percentage pursuant to subsection (a)) or the Employer Accounts (with respect to a contribution intended to be taken into account for purposes of determining the contribution percentage pursuant to subsection (c)) of those Participants who were Non-Highly Compensated Employees in the employ of (or on authorized leave of absence from) an Employer on the last day of such Plan Year. A qualified non-elective contribution shall be allocated to the eligible Participants in the proportion that the Basic Compensation of each such eligible Participant while both a Participant and a Covered Employee during that year bears to the Basic Compensation of all such eligible Participants while both Participants and Covered Employees during that year. A qualified matching contribution shall be allocated to the eligible Participants in the proportion that the Pre-Tax Contributions made with respect to each such eligible Participant for such Plan Year bears to the Pre-Tax Contributions made with respect to all such eligible Participants for such Plan Year.

                 (f) Any provision of this Plan to the contrary notwithstanding, the determination of the actual deferral percentage and the contribution percentage required by this Section for Non-Highly Compensated Employees for the preceding Plan Year shall be made in accordance with Sections 401(k) and 401(m) of the Code and any regulations or other authorities issued thereunder.

         Section 3.8 Application of Forfeitures. As soon as practicable after the valuation of all Accounts at the end of each Plan Year, all amounts forfeited during that Plan Year shall first be applied to restore any forfeited Accounts required to be restored pursuant to Sections 6.5 and 6.8, and any forfeitures in excess of the amount needed to restore any such Account may be applied to pay administrative expenses in accordance with Section 7.4. Any remaining forfeitures for such Plan Year, if any, shall be used to reduce the amount of the earliest subsequent Matching Contributions an Employer otherwise would be required to make to the Plan.

         Section 3.9 Rollover Contributions. With the consent of and subject to such reasonable conditions and limitations as may be imposed by the Committee, any Covered Employee (regardless of whether he or she is a Participant) may contribute Rollover Property in cash to the Plan. Each contribution of Rollover Property shall be credited to the Covered Employee's Rollover Account. An Employee who is not a Participant, but for whom a Rollover Account is being maintained, shall be accorded all of the rights and privileges of a Participant under the Plan except that no contributions (other than contributions of Rollover Property) shall be made for or on behalf of such Employee until he or she meets the eligibility and participation requirements of Article II. Subject to the Committee's consent, the Plan will accept (i) a direct rollover of an eligible rollover distribution from: (A) a qualified plan described in Section 401(a) or 403(a) of the Code, including after-tax employee contributions, (B) an annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions, or (C) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; or (ii) a Participant contribution of an eligible rollover distribution from: (A) a qualified plan described in Section 401(a) or 403(a) of the Code, (B) an annuity contract described in Section 403(b) of the Code, or (C) an eligible plan under
Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. The Plan will accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income of the Participant.


                                   ARTICLE IV.

                            TRUST FUND AND VALUATIONS

         Section 4.1 Trust and Trustee. All of the contributions paid to the Trustee pursuant to this Plan and the Superseded Plan, together with the income therefrom and the increments thereof, shall be held in trust by the Trustee under the terms and provisions of the separate trust agreement between the Trustee and the Company, a copy of which is attached hereto and incorporated herein by this reference for all purposes, establishing a trust fund known as the PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING TRUST for the exclusive benefit of the Participants and their beneficiaries.

         Section 4.2 Trust Investment Options. All amounts credited to a Participant's Accounts may be invested in Pioneer Stock and/or one or more of the Investment Funds at the direction of such Participant in accordance with the provisions of this Section. The assets of the Trust (other than Pioneer Stock) shall be divided into such number and kind of separate and distinct Investment Funds as the Committee in its absolute discretion shall authorize from time to time. The assets of the Trust allocated to a particular Investment Fund shall be invested by the Trustee and/or one or more investment managers duly appointed in accordance with the provisions of the trust agreement establishing the Trust, as the case may be, in such type of property acceptable to the Trustee as the Trustee is directed to acquire and hold for such Investment Fund. Upon becoming a Participant in the Plan, each Participant shall direct, in the manner prescribed by the Committee in its absolute discretion, that all amounts credited to his or her Accounts under the Plan shall be invested, in percentage multiples authorized by the Committee, in one or more of the Investment Funds. Subject to such conditions and limitations as the Committee in its absolute discretion may prescribe from time to time for application to all Participants on a uniform basis, a Participant may change his or her investment direction with respect to future contributions or redirect the investment of the amounts credited to his or her Accounts provided that notice of such change is delivered to or in the manner directed by the Committee within such reasonable period of time prior to the effective date thereof as the Committee may require.

         Section 4.3 Valuation and Adjustment of Accounts. As of each Valuation Date, the Trustee shall determine the fair market value of all assets of the Trust with the value of the assets of each Investment Fund being separately determined. On the basis of such valuations and in accordance with such procedures as may be specified from time to time by the Committee, the portion of each Account invested in a particular Investment Fund shall be adjusted by the Committee to reflect its proportionate share of the income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions attributable to that particular Investment Fund for the valuation period then ended. All cash dividends, stock dividends, stock splits and other amounts received by the Trustee with respect to Pioneer Stock held for an Account (including the forfeiture account established pursuant to Section 6.5) shall be credited to such Account. The amount of any distribution, withdrawal or forfeiture shall be determined on the basis of the most recent valuation preceding the date of distribution, withdrawal or forfeiture, as the case may be.


                                   ARTICLE V.

                                     VESTING

         Section 5.1 Fully Vested Accounts. The amounts credited to a Participant's After-Tax Account, Mesa After-Tax Account, Mesa Premium Account, Mesa Profit-Sharing Account, Pre-Tax Account, Prior Plan Employer Account, Prior Plan Pre-Tax Account, and Rollover Account shall be fully vested at all times.

         Section 5.2  Vesting of Employer Account.

                  (a) The amounts credited to the Employer Account and Matching Plan Account of a Participant shall become fully vested upon the occurrence of any of the following events while the Participant is in the employ of (or on authorized leave of absence from) an Employer or Affiliated Company: (i) the completion of an Hour of Service by the Participant on or after the date he or she attains age 60, (ii) the Participant's death, or (iii) the Participant's Permanent Disability. Unless sooner vested pursuant to the preceding sentence, and except as provided in subsection (b) of this Section and Section 5.3, the amounts credited to a Participant's Employer Account and Matching Plan Account shall vest in accordance with the following schedule:

                     Period of Service
                  Completed by Participant             Percentage Vested
                  ------------------------             -----------------
                      Less than 1 year                        None
                           1 year                              25%
                           2 years                             50%
                           3 years                             75%
                      4 or more years                          100%

                  (b) If a  Participant  makes  an  in-service  withdrawal under
         Section 6.6 from his or her Employer Account at a time when the Participant is not fully vested, the Participant's vested amount in such account on any date thereafter shall be an amount X determined by the following formula: X = P(AB + D) - D. For purposes of this formula, P is the Participant's vested percentage under the Plan's vesting schedule on the relevant date, AB is the account balance on the relevant date and D is the amount of the Participant's in-service withdrawal.

         Section 5.3  Special Vesting Provisions.

                 (a) Any provision of this Plan to the contrary notwithstanding, the amounts credited to the Employer Account and/or Matching Plan Account of a Participant who is specifically designated by the Vice President Administration of the Company as being involuntarily terminated in connection with the divestiture program and corporate restructuring announced on February 10, 1998, shall become fully vested and nonforfeitable on the date of such involuntary termination.

                 (b) Any provision of this Plan to the contrary notwithstanding, the amounts credited to the Employer Account and/or Matching Plan Account of a Participant who is specifically designated by the Vice President Administration of the Company as being involuntarily terminated in connection with the corporate restructuring announced on November 11, 1998, shall become fully vested and nonforfeitable on the date of such involuntary termination.

                 (c) Any provision of this Plan to the contrary notwithstanding, the amounts credited to the Matching Plan Account of a Participant who is specifically designated by the Vice President Administration of the Company as being involuntarily terminated in connection with the sale by the Company of the Plum Creek Plant, Leon County, Texas, to a third party shall become fully vested and nonforfeitable on the date of such involuntary termination.

                 (d) Any provision of this Plan to the contrary notwithstanding, the amounts credited to the Matching Plan Account of a Participant who is specifically designated by the Vice President - Administration and Risk Management of the Company as being involuntarily terminated in connection with one of the following events shall become fully vested and nonforfeitable on the date of such involuntary termination:

                     (i) the transfer of operations of the Howard Parker/Joe Parsley Joint Venture wells to a third party;

                     (ii)   the sale of Iatan Field properties to a third party;

                     (iii) the reorganization of Offshore Operations effective September 22, 1999;

                      (iv) the restructuring and consolidation of the Domestic Reservoir Engineering Department effective February 15, 2000; or

                       (v)  the sale of NationsBank building, Midland, Texas.

                 (e) Any provision of this Plan to the contrary notwithstanding, the amounts credited to the Matching Plan Account of a Participant who is specifically designated by the Vice President - Administration and Risk Management of the Company as being involuntarily terminated in connection with the implementation of the TOW Production System technology, shall become fully vested and nonforfeitable on the date of such involuntary termination.


                                   ARTICLE VI.

                    VALUATIONS, DISTRIBUTIONS AND WITHDRAWALS

         Section 6.1  Time of Distribution.

                 (a) Distribution to a Participant or beneficiary under this Article shall be made or commence being made no later than 60 days after the close of the Plan Year in which the latest of the following occurs: (i) the Participant's Normal Retirement Date, (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's separation from the employment of an Employer for any reason other than his or her transfer to the employment of another Employer or Affiliated Company.

                 (b) Any provision of this Plan to the contrary notwithstanding, in the case of a Participant who is a five-percent owner (as defined in Section 416(i) of the Code), distribution to such Participant under the Plan shall be made or commence being made no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Distributions that commence being made pursuant to the preceding sentence to a Participant who has not separated from the employment of an Employer or Affiliated Company shall be made pursuant to Section 6.2 as if the Participant had terminated employment at such time and shall be made in accordance with the minimum distribution requirements of Section 401(a)(9) of the Code and such regulations thereunder as may be applicable from time to time (or for periods prior to the effective date of final regulations under Section 401(a)(9) of the Code, pursuant to the regulations that were proposed on January 17,
         2001); provided, however, that if the Participant elects to waive the normal form of payment in accordance with Section 6.2, the alternative form of distribution shall be the minimum amounts required to be distributed pursuant to Section 401(a)(9) of the Code and such regulations thereunder as may be applicable from time to time (or for periods prior to the effective date of final regulations under Section 401(a)(9) of the Code pursuant to regulations that were proposed on January 17, 2001), with any amount remaining upon the termination of the Participant's employment or the death of the Participant to be paid in accordance with Section 6.2 or Section 6.3, whichever is applicable. Further, any other Participant who attained age 70 1/2 prior to January 1, 1999, and who elected to continue to receive distributions prior to such Participant's termination of employment shall be entitled receive an annual distribution in accordance with the preceding sentence (or may elect a larger or smaller amount for such annual distribution) unless and until such Participant revokes such election. Any provision of this Plan to the contrary notwithstanding, no distribution shall be made from this Plan that would violate Section 401(k) of the Code.

                 (c) Subject to the provisions of this Article requiring that distributions and withdrawals be made in the form of an annuity contract, distributions and withdrawals shall be made in cash, except that amounts credited to an Account that are invested in Pioneer Stock may, at the election of the Participant, be distributed in the form of Pioneer Stock with cash in lieu of fractional shares.

                 (d) Any provision of this Plan to the contrary notwithstanding,
         (i) all  distributions from  the Plan shall  be made in accordance with
         Section 401(a)(9) of the Code and the regulations thereunder, and (ii) all optional forms of benefit under the Plan, the Superseded Plan, the Matching Plan, the Mesa Premium Plan, and the Mesa Profit-Sharing Plan that are protected benefits under Section 411(d)(6) of the Code shall continue to be optional forms of benefit for Participants to whom such optional forms of benefit apply notwithstanding any subsequent amendment purporting to revise or delete any such optional form of benefit, except to the extent that such optional forms of benefit may be deleted in accordance with applicable law.

         Section 6.2  Distribution of Retirement and Disability Benefits.

                 (a) Except as otherwise provided in this Section, upon the Retirement or termination of employment on account of Permanent Disability of a Participant, the Vested Interest of such Participant shall be distributed to such Participant by the Trustee at the direction of the Committee in a single distribution; provided, however, that if such Participant's Vested Interest exceeds $5,000, he or she may elect to receive his or her Vested Interest in monthly, quarterly or annual installment distributions over a period of two or more years with the first such installment to be payable within 90 days after the end of the Plan Year in which the Participant's employment terminates. Such installment payments may be made over a period of years not to exceed one or a combination of the following periods: (i) the life of the Participant, (ii) the lives of the Participant and his or her designated beneficiary, (iii) a period certain not extending beyond the life expectancy of the Participant, and (iv) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and his or her designated beneficiary. Any provision of

         Section 6.3 to the contrary notwithstanding, if a Participant who elected installment payments dies prior to the distribution of the entire amount of his or her Vested Interest, the remaining portion thereof shall be distributed to his or her beneficiary or beneficiaries, as determined in accordance with Section 6.3(a), in a single distribution within 90 days after the end of the
         Plan Year during which the Participant died. Notwithstanding the foregoing provisions of this Section 6.2, no distribution shall be made upon a Participant's termination of employment on account of Permanent Disability prior to his or her Normal Retirement Date unless (i) such Participant elects to receive such distribution or (ii) such Participant's Vested Interest does not exceed $5,000. For purposes of determining whether the value of a Participant's Vested Interest exceeds or does not exceed $5,000, the value of a Participant's Vested Interest shall be determined without regard to the value of the Participant's Rollover Account.

                  (b) Except as otherwise provided in this subsection (b), upon the Retirement or termination of employment on account of Permanent Disability of a Participant whose Vested Interest exceeds $5,000, such Participant's Matching Plan Account, Mesa Premium Account, Prior Plan Employer Account and Prior Plan Pre-Tax Account shall be distributed to him or her by the Trustee at the direction of the Committee in the form of a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable. Not more than 90 days prior to the date such annuity contract is to commence in payment, the Committee shall provide such Participant with a written explanation of (i) the terms and conditions of the Qualified Joint and Survivor Annuity, (ii) his or her right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit, (iii) the rights of his or her spouse with respect to the receipt and waiver of the Qualified Joint and Survivor Annuity, and (iv) the right to make, and the effect of, a revocation of an election to waive the Qualified Joint and Survivor Annuity. The written explanation shall be required at least 30 days prior to the date the Qualified Joint and Survivor Annuity contract is to commence in payment; provided, however, that a Participant may elect (with any applicable spousal consent) to waive such requirement if the distribution to the Participant commences no earlier than 8 days after such explanation is provided. After receiving the written explanation, the Participant may elect at any time during the 90-day period ending on the date the annuity contract is to commence in payment to waive the Qualified Joint and Survivor Annuity form of benefit and also may revoke any such election during such period. Any such election to waive a Qualified Joint and Survivor Annuity form of benefit by a married Participant will be effective only if the spouse of such Participant consents in writing within the 90-day period preceding such date to both the election and the optional form of benefit selected by the Participant and such consent is witnessed by a notary public. Any amount payable from the Matching Plan Account, Mesa Premium Account, Prior Plan Employer Account or Prior Plan Pre-Tax Account upon the Retirement or Permanent Disability of a Participant who has elected to waive the Qualified Joint and Survivor Annuity form of benefit as provided above shall be distributed to such Participant by the Trustee at the direction of the Committee in accordance with subsection (a) of this Section; provided, however, that a Participant who has an amount payable from his or her Matching Plan Account or Mesa Premium Account may, in addition to the optional forms available under subsection (a), elect to have such amounts paid in the form of an Alternate Qualified Joint and Survivor Annuity. For purposes of determining whether the value of a Participant's Vested Interest exceeds $5,000, the value of a Participant's Vested Interest shall be determined without regard to the value of the Participant's Rollover Account.

         Section 6.3  Distribution of Death Benefit.

                  (a) Except as otherwise provided in this Section, upon the death of a Participant, the Vested Interest of such Participant shall be distributed by the Trustee at the direction of the Committee to such Participant's beneficiary or beneficiaries determined in accordance with this subsection (a). Any amount payable under the Plan upon the death of a married Participant shall be distributed to the surviving spouse of such Participant unless such Participant designates otherwise with the written consent of his or her spouse which is witnessed by a notary public. Any amount payable under the Plan upon the death of a Participant who is not married or who is married but has designated, as provided above, a beneficiary other than his or her spouse, shall be distributed to the beneficiary or beneficiaries designated by such Participant. Such designation of beneficiary or beneficiaries shall be made in writing on a form prescribed by the Committee and, when filed with or as directed by the Committee, shall become effective and remain in effect until changed by the Participant by the filing of a new beneficiary designation form with the Committee. If an unmarried Participant fails to so designate a beneficiary, or in the event all of a Participant's designated beneficiaries are individuals who predecease such Participant, then the Committee shall direct the Trustee to distribute the amount payable under the Plan to such Participant's surviving spouse, if any, but if none, to such Participant's estate. All distributions under this subsection (a) shall be made in a single distribution as soon as practicable following a Participant's death; provided, however, that if the Participant's Vested Interest exceeds $5,000, he or she may elect (or if the Participant does not elect, his or her designated beneficiary may elect) that distribution be made in monthly, quarterly or annual installments over a period of two or more years with the first such installment to be payable within 90 days after the end of the Plan Year in which the Participant died. Installment payments may be made only to an individual over a period of years not to exceed one or a combination of the following periods: (i) the life of the Participant's designated beneficiary, or (ii) a period certain not extending beyond the life expectancy of the Participant's designated beneficiary. For purposes of determining whether the value of a Participant's Vested Interest exceeds $5,000, the value of a Participant's Vested Interest shall be determined without regard to the value of the Participant's Rollover Account.

                  (b) Any provision of subsection (a) of this Section to the contrary notwithstanding, except as otherwise provided in this subsection (b), upon the death of a married Participant whose Vested Interest exceeds $5,000, such Participant's Matching Plan Account, Mesa Premium Account, Prior Plan Employer Account and Prior Plan Pre-Tax

         Account shall be distributed to his or her surviving spouse in the form of a Qualified Preretirement Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment on the date that would have been such Participant's Normal Retirement Date if he or she were still living. The Committee shall provide each such married Participant with a written explanation of the Qualified Preretirement Survivor Annuity provided above, including the
         Participant's right to waive the distribution of such Qualified Preretirement Survivor Annuity with the consent of his or her spouse and to revoke any such waiver, within whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains the age of 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains the age of 35, (ii) the one-year period after the individual becomes a Participant, or (iii) the one-year period after separation from employment in the case of a Participant who separates before attaining age 35. Each married Participant may elect at any time prior to such Participant's death to waive the Qualified Preretirement Survivor Annuity form of benefit provided above so that his or her entire benefit may be paid to his or her designated beneficiary. No election to waive the Qualified Preretirement Survivor Annuity will be effective upon the Participant's death unless such election designates a beneficiary that cannot be changed without spousal consent, the Participant's surviving spouse consents in writing to such election and such consent is witnessed by a notary public. A spousal consent will be valid only with respect to the spouse who signs the consent and such consent shall be irrevocable. A married Participant may revoke any such election to waive the Qualified Preretirement Survivor Annuity at any time prior to his or her death. The amount payable under the Plan upon the death of a married Participant who has elected, as provided above, to waive the Qualified Preretirement Survivor Annuity shall be distributed in accordance with subsection (a) of this Section. The surviving spouse of any deceased Participant may elect in writing after the Participant's death to receive the entire benefit otherwise payable to such surviving spouse in accordance with this subsection (a) of this Section. For purposes of determining whether the value of a
         Participant's Vested Interest exceeds $5,000, the value of a Participant's Vested Interest shall be determined without regard to the value of the Participant's Rollover Account.

         Section 6.4  Distribution of Separation from Employment Benefit.

                  (a) Except  as  otherwise  provided  in  this  Section,  if  a
         Participant separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, the Accounts of such Participant shall be retained in trust and shall continue to be credited with applicable earnings as provided in Section 4.3, and the Vested Interest of such Participant shall be distributed to him or her by the Trustee at the direction of the Committee in accordance with Section 6.2(a) as soon as practicable after his or her Normal Retirement Date (or, if the Participant dies prior to such date, the Vested Interest of such Participant shall be distributed upon his or her death in accordance with Section 6.3); provided, however, that (i) each such Participant shall have the right to elect on a form prescribed by the Committee to receive an early distribution of his or her Vested Interest as soon as practicable and
         (ii) the Committee shall require an early distribution of any such Participant's Vested Interest which does not exceed $5,000 in the form of a single distribution. The Vested Interest of a Participant who elects to receive an early distribution shall be distributed to him or her in the same manner as provided in Section 6.2(a) for a distribution upon Retirement or Permanent Disability. Any provision of this Plan to the contrary notwithstanding, for purposes of this Article a Participant shall not be treated as having separated from the employment of an Employer or Affiliated Company prior to such time that a distribution can be made to such Participant in accordance with
         Section 401(k) of the Code and the regulations thereunder. For purposes of determining whether the value of a Participant's Vested Interest exceeds $5,000, the value of a Participant's Vested Interest shall be determined without regard to the value of the Participant's Rollover Account.

                  (b) Any provision of subsection (a) of this Section to the contrary notwithstanding, except as otherwise provided in this subsection (b), if a Participant's whose Vested Interest exceeds $5,000 separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, such Participant's Matching Plan Account, Mesa Premium Account, Prior Plan Employer Account and/or Prior Plan Pre-Tax Account shall be distributed to such Participant by the Trustee at the direction of the Committee upon such Participant's Normal Retirement Date by payment of the entire amount in the form of a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable thereafter (or, if the Participant dies prior to his or her Normal Retirement Date, the Vested Interest of such Participant under the Plan shall be distributed upon his or her death in accordance with Section 6.3); provided, however, that each such Participant shall have the right to elect on a form prescribed by the Committee to receive an early distribution of the amount credited to his or her Matching Plan Account, Mesa Premium Account, Prior Plan Employer Account and/or Prior Plan Pre-Tax Account as soon as practicable after such election. If a Participant elects under this subsection (b) to receive an early distribution, such distribution shall be made in the form of (i) a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable following such election, or (ii) upon satisfaction of the notice and waiver requirements of Section 6.2(b), in accordance with subsection (a) of this Section.

         Section 6.5  Forfeitures.

                  (a) Unless sooner forfeited as provided below, any unvested portion of the Accounts of a Participant who separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company shall be forfeited upon the earlier of the date of such Participant's death or the date such Participant incurs five consecutive One Year Breaks in Service unless such Participant is reemployed by an Employer or Affiliated Company prior to such date.

                  (b) If a Participant receives a complete distribution of his or her Vested Interest under Section 6.4 by the close of the second Plan Year following the Plan Year in which his or her separation from employment occurred, any portion of such Participant's Accounts which is not vested at the time of such distribution shall be forfeited at such time. If a Participant who separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, is not entitled to receive any distribution from the Plan due to the fact that such Participant has no Vested Interest, such Participant shall be deemed to have received a distribution from the Plan of his or her entire Vested Interest under the Plan and any amount credited to such Participant's Accounts shall be forfeited at the time of such separation from employment. If a Participant, any portion of whose Accounts is forfeited pursuant to this subsection (b), is reemployed as a Covered Employee prior to incurring five consecutive One Year Breaks in Service, the amount so forfeited shall be restored to such individual's Accounts, out of current-year forfeitures or, if such forfeitures are insufficient, by an additional Employer contribution; provided, however, that no amount shall be restored to the Accounts of an individual who previously received a distribution of the vested portion of such Accounts unless he or she repays to the Plan, while a Covered Employee and within five years of the date of such reemployment, the full amount previously distributed from such Accounts for crediting to his or her Accounts.

                  (c) If a Participant who has not yet incurred five consecutive One Year Breaks in Service receives a distribution under Section 6.4 after the end of the second Plan Year following the year in which his or her separation from employment occurred, any portion of such Participant's Accounts which is not vested at the time of such distribution shall be retained in such Account and shall be forfeited upon the earlier of the date of such Participant's death or the date such Participant incurs five consecutive One Year Breaks in Service unless such Participant is reemployed by an Employer or Affiliated Company prior to such date. If a Participant receives a distribution from the Plan after the end of the second Plan Year following the year in which his or her separation from employment occurred and is reemployed by an Employer or Affiliated Company prior to incurring five consecutive One Year Breaks in Service, then the unvested balance in his or her Accounts shall be transferred to a segregated account for such Participant and the amount that the Participant is entitled to receive from such segregated account as of any later date shall be an amount equal to X, which amount shall be determined in accordance with the following formula: X = P(AB + D) - D, where P is the Participant's vested percentage at such later date, AB is the amount in his or her segregated account at such later date, and D is the amount distributed to the Participant in connection with his or her earlier separation from employment.

                  (d) All amounts forfeited under the Plan shall be credited to a forfeiture account and invested by the Trustee at the direction of the Committee in its discretion until such forfeited amounts and any earnings attributable thereto are applied in accordance with Section 3.8.

         Section 6.6 In-Service Withdrawals.

         (a)      A Participant in the employ of an Employer may make --

                    (i) a withdrawal of all or a portion (in multiples of 10% or in whole dollar amounts) of the total amount credited to his or her After-Tax Account, Mesa After-Tax Account or Rollover Account;

                   (ii) if the Participant has attained the age of 59 1/2, a withdrawal of all or a portion (in multiples of 10% or in whole dollar amounts) of the total vested amount credited to his or her Accounts (other than his or her Matching Plan Account and Mesa Premium Account); or

                  (iii) a hardship withdrawal of such amount as the Committee shall determine to be necessary to satisfy an immediate and heavy financial need of such Participant from his or her Pre-Tax Account and Prior Plan Pre-Tax Account, other than earnings credited to either such Account for any period of time after December 31, 1988, and qualified nonelective contributions allocated to either such Account;

         provided, however, that (i) no withdrawal may be made unless notice of such withdrawal is delivered to or in the manner prescribed by the Committee by the withdrawing Participant within such period of time prior to the effective date thereof as the Committee may prescribe in its discretion, (ii) no withdrawal may be made by a Participant to whom a loan from the Trust is then outstanding unless the Committee is satisfied that such loan will remain nontaxable and fully secured by the withdrawing Participant's Vested Interest following such withdrawal, and (iii) withdrawals from the Prior Plan Pre-Tax Account and Prior Plan Employer Account may be made only pursuant to the notice and consent requirements of Section 6.2(b). The Committee shall direct the Trustee to distribute any withdrawn amount to such Participant as soon as practicable following the effective date of the withdrawal. Any withdrawal from an Account pursuant to this Section shall be taken proportionally from each Investment Fund in which such Account is invested. The Committee may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times that a Participant may make withdrawals during a Plan Year and the minimum amount that a Participant may withdraw on any single occasion.

                  (b) A hardship withdrawal will be considered to be made on account of an immediate and heavy financial need of a Participant only if the Committee determines that such withdrawal is on account of (i) expenses for medical care described in Section 213(d) of the Code previously incurred by such Participant or his or her spouse or dependents (as defined in Section 152 of the Code) or necessary for such individuals to obtain such care, (ii) costs directly related to the purchase of a principal residence for such Participant (excluding mortgage payments), (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for such Participant or his or her spouse, children or dependents (as so defined), or (iv) payments necessary to prevent the eviction of such Participant from his or her principal residence or foreclosure on the mortgage of such residence.

                 (c) A hardship withdrawal will be considered to be necessary to satisfy an immediate and heavy financial need of a Participant only if the Committee determines that (i) the amount of such withdrawal is not in excess of the amount of such need plus any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal, and (ii) such Participant has obtained all distributions and withdrawals, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Employers.

                 (d) Any provision of this Plan to the contrary notwithstanding, if a Participant makes a hardship withdrawal, (i) no Pre-Tax Contributions or Pre-Tax Bonus Contributions shall be made on behalf of such Participant for 6 months after receipt of such withdrawal and no contributions shall be made by or on behalf of such Participant to any other deferred compensation plan maintained by an Employer or Affiliated Company for 6 months after receipt of such withdrawal and
         (ii) the Total Pre-Tax Contributions made on behalf of such Participant for the calendar year immediately following the calendar year of such withdrawal shall not exceed the amount by which the limitation under
         Section 402(g) of the Code for such next calendar year exceeds the amount of the Total Pre-Tax Contributions made on behalf of such Participant for the calendar year of such withdrawal.

         Section 6.7 Distributions to Minors and Persons Under Legal Disability. If any distribution under the Plan becomes payable to a minor or other person under a legal disability, such distribution may be made to the duly appointed guardian or other legal representative of the estate of such minor or person under legal disability.

         Section 6.8 Benefits Payable to Missing Participant or Beneficiary. If the Committee cannot locate a Participant or beneficiary entitled to a distribution under this Plan within a period of three years after such Participant or beneficiary becomes entitled to the distribution, the amounts credited to the Accounts of such Participant or beneficiary shall be forfeited; provided, however, that if a claim for any such forfeited amounts is subsequently made by any person entitled to the distribution, such forfeited amounts shall be restored (without adjustment for earnings or appreciation) out of current-year forfeitures, or if such forfeitures are insufficient, by an additional Employer contribution.

         Section 6.9  Plan Loans.

                 (a) Subject to such conditions and limitations as the Committee may from time to time prescribe for application to all Participants and beneficiaries on a uniform basis, at the request of a Participant or beneficiary of a deceased Participant who is a party in interest (within the meaning of Section 3(14) of the Employee Retirement Income Security Act of 1974, as amended) with respect to the Plan (hereinafter called the "Borrower"), the Committee shall direct the Trustee to loan to such Borrower from his or her Accounts (other than the Borrower's Matching Plan Account and Mesa Premium Account) an amount of money which, when added to the total outstanding balance of all other loans to such Borrower from the Plan or from a qualified employer plan (within the meaning of Section 72(p) of the Code) maintained by an Employer or Affiliated Company, does not exceed the lesser of (i) $50,000 (reduced, however, by the excess, if any, of the highest total outstanding balance of all such other loans during the one-year period ending on the day before the date such loan is made, over the outstanding balance of all such other loans on the date such loan is made), or (ii) one-half of such Participant's Vested Interest under the Plan (or, in the case of a loan to a beneficiary, one-half of such beneficiary's Accounts).

                 (b) Any such loan made to a Borrower shall be evidenced by a promissory note or other evidence of indebtedness payable to the Trustee, shall bear a reasonable rate of interest, shall be secured by one-half of the Participant's vested interest under the Plan (or, in the case of a loan to a beneficiary, by one-half of such beneficiary's Accounts), shall be repayable in substantially equal payments no less frequently than quarterly and shall be repayable within five years or, in the case of a loan that is to be used to acquire any dwelling unit which within a reasonable period of time is to be used as the principal residence of the Participant, within such period greater than five years as shall be determined by the Committee in its absolute discretion.

                 (c) Any provision of this Plan to the contrary notwithstanding,
         (i) the promissory note or other evidence of indebtedness evidencing any such loan shall be held by the Trustee as a segregated investment allocated to and made solely for the benefit of the Account of the Borrower from which such loan was made, and (ii) no loan shall be made to a married Participant from a Prior Plan Pre-Tax Account or Prior Plan Employer Account unless the spouse of such Participant consents in writing thereto within the 90-day period preceding the date such loan is made and such consent is witnessed by a notary public.

         Section 6.10 Qualified Domestic Relations Orders. Any provision of this Plan to the contrary notwithstanding:

                 (a) The Committee shall establish and maintain for each alternate payee named with respect to a Participant under a domestic relations order which is determined by the Committee to be a qualified domestic relations order (as defined in Section 414(p) of the Code) such separate Accounts as the Committee may deem to be necessary or appropriate to reflect such alternate payee's interest in the Accounts of such Participant. Such alternate payee's Accounts shall be credited with the alternate payee's interest in the Participant's Accounts as determined under such qualified domestic relations order. The alternate payee may change investment direction with respect to his or her Account balances in accordance with Section 4.2 in the same manner as the Participant.

                  (b) Except to the extent otherwise provided in the qualified domestic relations order naming an alternate payee with respect to a Participant, (i) the alternate payee may designate a beneficiary on a form prescribed by and filed with or as directed by the Committee, (ii) if no such beneficiary is validly designated or if the designated beneficiary is a person who predeceases the alternate payee, the beneficiary of the alternate payee shall be the alternate payee's estate, and (iii) the beneficiary of the alternate payee shall be accorded under the Plan all of the rights and privileges of the beneficiary of a Participant.

                  (c) An alternate payee named with respect to a Participant shall be entitled to receive a distribution from the Plan in accordance with the qualified domestic relations order naming such alternate payee. Such distribution may be made only in a form provided under the Plan and shall include only such amounts as are vested. If a qualified domestic relations order so provides, a lump sum distribution of the total vested amount credited to the alternate payee's Accounts may be made to the alternate payee at any time prior to the date the Participant named in such qualified domestic relations order attains his or her earliest retirement age (as defined in Section 414(p)(4)(B) of the Code). To the extent provided by a qualified domestic relations order, the alternate payee named with respect to a Participant may make withdrawals (other than hardship withdrawals) from his or her Accounts in accordance with Article VI in the same manner as the Participant with respect to whom such alternate payee was named under said qualified domestic relations order.

                  (d) If a portion of any unvested amount credited to the Employer Account or Matching Plan Account of a Participant named in the qualified domestic relations order is credited to the Employer Account or Matching Plan Account, whichever is applicable, of the alternate payee named in such qualified domestic relations order, the portion credited to the alternate payee's Employer Account or Matching Plan Account shall vest and/or be forfeited at the same time and in the same manner as the Participant's Employer Account or Matching Plan Account, whichever is applicable.

         Section 6.11 Transfer of Eligible Rollover Distribution. If a Participant is entitled to receive an eligible rollover distribution (as defined in Section 402(c) of the Code and the regulations thereunder) from the Plan, such Participant may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to any of the following "eligible retirement plans" specified by such Participant: an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), a defined contribution plan qualified under Section 401(a) of the Code the terms of which permit rollover contributions or an annuity plan described in Section 403(a) of the Code. If the surviving spouse of a deceased Participant is entitled to receive an eligible rollover distribution from the Plan, such surviving spouse may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to either an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract) specified by such surviving spouse. If an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) is the spouse or former spouse of the Participant specified in the qualified domestic relations order, this Section shall apply to such alternate payee as if the alternate payee were a Participant. A distributee of an eligible rollover distribution who is entitled to make an election under this Section may specify that some portion less than the entire amount of such distribution be transferred in accordance with this Section. The preceding provisions of this Section to the contrary notwithstanding, (i) an "eligible retirement plan" shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, (ii) the definition of "eligible retirement plan" shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, (iii) any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan, and
(iv) a  portion  of a  distribution  shall not fail to be an  eligible  rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income, provided that such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.


                                  ARTICLE VII.

                               PLAN ADMINISTRATION

         Section 7.1 401(k) and Matching Plan Committee. The plan administrator of the Plan shall be a 401(k) and Matching Plan Committee composed of at least three individuals appointed by the Board of Directors of the Company. Each member of the Committee so appointed shall serve in such office until his or her death, resignation or removal by the Board of Directors of the Company. The Board of Directors of the Company may remove any member of the Committee at any time by giving written notice thereof to the members of the Committee. Vacancies shall likewise be filled from time to time by the Board of Directors of the

Company. The members of the Committee shall receive no remuneration from the Plan for their services as Committee members.

         Section 7.2  Powers,  Duties  and  Liabilities of  the  Committee.  The
Committee shall have discretionary and final authority to interpret and implement the provisions of the Plan, including without limitation authority to determine eligibility for benefits under the Plan, and shall perform all of the duties and exercise all of the powers and discretion granted to it under the terms of the Plan. The Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may by such majority action authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of its member or members so authorized to act. Every interpretation, choice, determination or other exercise by the Committee of any discretion given either expressly or by implication to it shall be conclusive and binding upon all parties directly or indirectly affected, without restriction, however, on the right of the Committee to reconsider and redetermine such actions. In performing any duty or exercising any power herein conferred, the Committee shall in no event perform such duty or exercise such power in any manner which discriminates in favor of Highly Compensated Employees. The Employers shall indemnify and hold harmless each member of the Committee against any claim, cost, expense (including attorneys' fees), judgment or liability (including any sum paid in settlement of a claim with the approval of the Employers) arising out of any act or omission to act as a member of the Committee appointed under this Plan, except in the case of willful misconduct.

         Section 7.3 Rules, Records and Reports. The Committee may adopt such rules and procedures for the administration of the Plan as are consistent with the terms hereof, and shall keep adequate records of the Committee's proceedings and acts and of the status of the Participants' Accounts. The Committee may employ such agents, accountants and legal counsel (who may be agents, accountants or legal counsel for an Employer) as may be appropriate for the administration of the Plan. The Committee shall at least annually provide each Participant with a report reflecting the status of his or her Accounts in the Trust and shall cause such other information, documents or reports to be prepared, provided and/or filed as may be necessary to comply with the provisions of the Employee Retirement Income Security Act of 1974 or any other law.

         Section 7.4 Administration Expenses and Taxes. Unless otherwise paid by the Employers in their absolute discretion, the Committee shall direct the Trustee to pay all reasonable and necessary expenses (including the fees of agents, accountants and legal counsel) incurred by the Committee in connection with the administration of the Plan. Should any tax of any character (including transfer taxes) be levied upon the Trust assets or the income therefrom, such tax shall be paid from and charged against the assets of the Trust.

                                  ARTICLE VIII.

                            AMENDMENT AND TERMINATION

         Section 8.1 Amendment. The Board of Directors of the Company shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, on behalf of all Employers. Any such amendment made by the Board of Directors of the Company shall be made by or pursuant to a resolution duly adopted by the Board of Directors of the Company, and shall be evidenced by such resolution or by a written instrument executed by such person as the Board of Directors of the Company shall authorize for such purpose. With the consent of the Board of Directors of the Company and subject to such procedure as it may prescribe, the Board of Directors of each Employer shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, with respect to the Plan's application to the Participants of the particular amending Employer and the assets held in the Trust for their benefit, or to transfer such assets or any portion thereof to a new trust for the benefit of such Participants. However, in no event shall any amendment or new trust permit any portion of the trust fund to be used for or diverted to any purpose other than the exclusive benefit of the Participants and their beneficiaries, nor shall any amendment or new trust reduce a Participant's Vested Interest under the Plan.

         Section 8.2 Termination. The Board of Directors of the Company shall have the right and power at any time to terminate this Plan on behalf of all Employers, or to terminate this Plan as it applies to the Participants who are or were employees of any particular Employer, by giving written notice of such termination to the Committee and Trustee. Any provision of this Plan to the contrary notwithstanding, upon the termination or partial termination of the Plan as to any Employer, or in the event any Employer should completely discontinue making contributions to the Plan without formally terminating it, all amounts credited to the Accounts of the affected Participants of that particular Employer shall be fully vested.

         Section 8.3 Benefit Plan Design Committee. Any action permitted to be taken by the Board with respect to the amendment of this Plan may be taken by the Benefit Plan Design Committee. The Benefit Plan Design Committee shall be composed of at least two individuals appointed by the Board of Directors of the Company. Each member of the Benefit Plan Design Committee so appointed shall serve in such office until his or her death, resignation or removal by the Board. The Board may remove any member of the Benefit Plan Design Committee at any time by giving written notice thereof to the members of the Benefit Plan Design Committee. Vacancies shall likewise be filled from time to time by the Board. The Benefit Plan Design Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.

                                   ARTICLE IX.

                              TOP-HEAVY PROVISIONS

         Section 9.1 Top-Heavy Definitions. Unless the context clearly indicates otherwise, when used in this Article:

                  (a) "Top-Heavy Plan" means this Plan if, as of the Determination Date, the aggregate of the Accounts of Key Employees under the Plan exceeds 60% of the aggregate of the Accounts of all Participants and former Participants under the Plan. The aggregate of the Accounts of any Participant or former Participant shall include any distributions (other than related rollovers or transfers from the Plan within the meaning of regulations under Section 416(g) of the Code) made from such individual's Accounts during the one-year period ending on the Determination Date, but shall not include any unrelated rollovers or transfers (within the meaning of regulations under Section 416(g) of the Code) made to such individual's Accounts after December 31, 1983; provided, however, that in the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period". The Account of any Participant or former Participant who (i) is not a Key Employee for the Plan Year in question but who was a Key Employee in a prior Plan Year, or (ii) has not completed an Hour of Service during the one-year period ending on the Determination Date, shall not be taken into account. The determination of whether the Plan is a Top-Heavy Plan shall be made after aggregating all other plans of an Employer and any Affiliated Company qualifying under Section 401(a) of the Code in which a Key Employee is a participant or which enables such a plan to meet the requirements of Section 401(a)(4) or 410 of the Code, and after aggregating any other plan of an Employer or Affiliated Company, which is not already aggregated, if such aggregation group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code and if such permissive aggregation thereby eliminates the top-heavy status of any plan within such permissive aggregation group. For purposes of determining the aggregate of the Accounts of any Participant or former Participant, the distributions included, as provided above, shall include distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. The determination of whether this Plan is a Top-Heavy Plan shall be made in accordance with
         Section 416(g) of the Code.

                  (b) "Determination Date" means, for purposes of determining whether the Plan is a Top-Heavy Plan for a particular Plan Year, the last day of the preceding Plan Year.

                  (c) "Key Employee" means any Employee or former Employee (including a beneficiary of such Employee or former Employee) who at any time during the Plan Year that includes the Determination Date is:

                           (1) an officer of an Employer having Compensation for
                  such Plan Year greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002);

                           (2)  a 5% owner of the Employer; or

                           (3) a 1% owner of the Employer having Compensation for such Plan Year of more than $150,000.

         The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  (d) "Non-Key Employee" means any Employee or former Employee (including a beneficiary of such Employee or former Employee) who is not a Key Employee.

         Section 9.2 Minimum Contribution Requirement. Any provision of this Plan to the contrary notwithstanding, if the Plan is a Top-Heavy Plan for any Plan Year, then the Employers will contribute to the Employer Account of each Non-Key Employee who is both eligible to participate and in the employ of an Employer on the last day of such Plan Year, an amount which, when added to the total amount of Matching Contributions and forfeitures otherwise allocable under the Plan to such Non-Key Employee for such year, shall equal the lesser of (i) 3% of such Non-Key Employee's Compensation for such year or (ii) the amount of contributions (including Total Pre-Tax Contributions) and forfeitures (expressed as a percentage of Compensation) allocable under the Plan for or on behalf of the Key Employee for whom such percentage is the highest for the Plan Year after taking into account contributions under other defined contribution plans maintained by the Employer in which a Key Employee is a participant (as well as any other plan of an Employer which enables such a plan to meet the requirements of Section 401(a)(4) or 410 of the Code); provided, however, that no minimum contribution shall be made for a Non-Key Employee under this Section for any Plan Year if the Employer maintains another qualified plan under which a minimum benefit or contribution is being accrued or made for such Plan Year for the Non-Key Employee in accordance with Section 416(c) of the Code. A Non-Key Employee who is not a Participant, but for whom a contribution is made pursuant to this Section, shall be accorded all of the rights and privileges of a Participant under the Plan except that no contributions (other than contributions pursuant to this Section) shall be made for or on behalf of such Non-Key Employee until he or she meets the eligibility and participation requirements of Article II.

         Section 9.3 Minimum Vesting Schedule. Any provision of this Plan to the contrary notwithstanding, if the Plan is a Top-Heavy Plan for any Plan Year, then effective as of the first day of such Plan Year with respect to Participants who complete an Hour of Service on or after such day, the vesting schedule provided in Section 5.2 shall be applied to that portion of such Participants' Employer Account which is attributable to any amounts credited to his or her Employer Nonelective Contribution Account under the Superseded Plan as in effect on September 30, 1997, as if to read as follows:

                      Period of Service
                  Completed by Participant           Percentage Vested
                  ------------------------           -----------------
                      Less than 3 years                     None
                       3 or more years                      100%



                                   ARTICLE X.

                        MISCELLANEOUS GENERAL PROVISIONS

         Section 10.1 Spendthrift Provision. No right or interest of any Participant or beneficiary under the Plan may be assigned, transferred or alienated, in whole or in part, either directly or by operation of law, and no such right or interest shall be liable for or subject to any debt, obligation or liability of such Participant or beneficiary; provided, however, that nothing herein shall prevent the payment of amounts from a Participant's Accounts under the Plan in accordance with the terms of a court order which the Committee has determined to be a qualified domestic relations order (as defined in Section 414(p) of the Code).

         Section 10.2 Claims Procedure. If any person (hereinafter called the "Claimant") feels that he or she is being denied a benefit to which he or she is entitled under the Plan, such Claimant may file a written claim for said benefit with any member of the Committee. Within 60 days of the receipt of such claim the Committee shall determine and notify the Claimant as to whether he or she is entitled to such benefit. Such notification shall be in writing and, if denying the claim for benefit, shall set forth the specific reason or reasons for the denial, make specific reference to the pertinent provisions of the Plan, and advise the Claimant that he or she may, within 60 days of the receipt of such notice, in writing request to appear before the Committee for a hearing to review such denial. Any such hearing shall be scheduled at the mutual convenience of the Committee or its designated representative and the Claimant, and at such hearing the Claimant and/or his or her duly authorized representative may examine any relevant documents and present evidence and arguments to support the granting of the benefit being claimed. The final decision of the Committee with respect to the claim being reviewed shall be made within 60 days following the hearing thereon and the Committee shall in writing notify the Claimant of its final decision, again specifying the reasons therefor and the pertinent provisions of the Plan upon which such decision is based. The final decision of the Committee shall be conclusive and binding upon all parties having or claiming to have an interest in the matter being reviewed.

         Section 10.3 Maximum Contribution Limitation. Any provision of this Plan to the contrary notwithstanding (except to the extent permitted under Section 3.3 of the Plan and Section 414(v) of the Code, if applicable), the sum of (i) the Employer contributions, (ii) the forfeitures, and (iii) the

Participant contributions (excluding rollover contributions and employee contributions to a simplified employee pension allowable as a deduction, each within the meaning specified in Section 415(c)(2) of the Code), allocated to a Participant with respect to a Plan Year shall in no event exceed the lesser of $40,000 (as adjusted for increases in the cost-of-living under Section 415(d) of the Code) or 100% of such Participant's Compensation for that year. For the purposes of applying the limitation imposed by this Section, each Employer and its Affiliated Companies shall be considered a single employer, and all defined contribution plans (meaning plans providing for individual accounts and for benefits based solely upon the amounts contributed to such accounts and any forfeitures, income, expenses, gains and losses allocated to such accounts) described in Section 415(k) of the Code, whether or not terminated, maintained by an Employer or its Affiliated Companies shall be considered a single plan. If the total amount allocable to a Participant's Accounts for a particular Plan Year would, but for this sentence, exceed the foregoing limitation, such Participant's After-Tax Contributions shall first be distributed and then, to the extent necessary, Total Pre-Tax Contributions shall be distributed first from any Pre-Tax Bonus Contributions and then from Pre-Tax Contributions. Any Matching Contributions corresponding to any distributed Pre-Tax Contributions shall be credited to a suspense account and thereafter reallocated (prior to the allocation of subsequent forfeitures and the making of any additional
contributions  to  the  Plan)  to  reduce  the  earliest   subsequent   Matching
Contributions an Employer would otherwise be required to make to the Plan pursuant to Section 3.2 for such year and the next succeeding Plan Year. No adjustment shall be made to such suspense account to reflect income, profits and losses, expenses or other transactions affecting the Plan. Any Pre-Tax Contributions or Pre-Tax Bonus Contributions distributed to a Participant pursuant to this Section shall not be taken into account in determining such Participant's actual deferral percentage for purposes of Section 3.7.

         Section 10.4 Employment Noncontractual. The establishment of this Plan shall not enlarge or otherwise affect the terms of any Employee's employment with an Employer and an Employer may terminate the employment of any Employee as freely and with the same effect as if this Plan had not been adopted.

         Section 10.5 Limitations on Responsibility. The Employers do not guarantee or indemnify the Trust against any loss or depreciation of its assets which may occur, nor guarantee the payment of any amount which may become payable to a Participant or his or her beneficiaries pursuant to the provisions of this Plan. All payments to Participants and their beneficiaries shall be made by the Trustee at the direction of the Committee solely from the assets of the Trust and the Employers shall have no legal obligation, responsibility or liability for any such payments.

         Section 10.6 Merger or Consolidation. In no event shall this Plan be merged or consolidated into or with any other plan, nor shall any of its assets or liabilities be transferred to any other plan, unless each Participant would be entitled to receive a benefit if the plan in which he or she then participates terminated immediately following such merger, consolidation or transfer, which is equal to or greater than the benefit he or she would have been entitled to receive if the Plan had been terminated immediately prior to such merger, consolidation or transfer.

         Section 10.7 Applicable Law. This Plan shall be governed and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas except where superseded by federal law.

         Section 10.8 USERRA Compliance. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         IN WITNESS WHEREOF, this restatement has been executed as of this ____ day of December, 2001, to be effective as of January 1, 2002.

                           PIONEER NATURAL RESOURCES USA, INC.



                           By______________________________________________
                             Larry Paulsen, Vice President - Administration